UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2017

 XYLEM INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 International Drive Rye Brook, New York	10573
(Address of principal executive offices)	(Zip Code)
(914) 323-5700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Election of Director

On August 16, 2017, the Board of Directors of Xylem Inc. (the "Company") elected Jeanne Beliveau-Dunn as a director of the Company effective immediately. Ms. Beliveau-Dunn was also appointed as a member of the Finance, Innovation and Technology Committee and the Leadership Development and Compensation Committee of the Board of Directors. Ms. Beliveau-Dunn currently serves as Vice President and General Manager of Cisco’s Technical Services, a global organization that supports Cisco’s customers. Her compensation will be consistent with the standard compensatory arrangement for non-employee directors as described in the Company's most recent proxy statement filed with the Securities and Exchange Commission on March 28, 2017, under the heading "Director Compensation." Her cash and equity retainer for the current term will be prorated. There are no arrangements or understandings between Ms. Beliveau-Dunn and any other person pursuant to which she was elected as a director; and Ms. Beliveau-Dunn is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

The Company issued a press release announcing the election of Ms. Beliveau-Dunn to the Board, which is attached as Exhibit 99.1.

Appointment of Principal Financial Officer

On August 16, 2017, the Board of Directors of the Company appointed Paul Stellato as Vice President, Controller and Chief Accounting Officer of the Company, effective immediately. In this role, Mr. Stellato will serve as the Company's principal accounting officer. Mr. Stellato, 42, is a certified public accountant with more than 20 years of accounting, finance and consulting experience. Most recently, he served as Xylem’s Vice President, Financial Planning & Analysis and as Xylem’s Corporate Controller on an interim basis. Prior to joining Xylem in 2011, he held a number of increasingly responsible positions at ITT, which he joined in 2003. In connection with his appointment, Mr. Stellato will receive a one-time equity grant of restricted stock units (RSUs) valued at $75,000. The award will be granted on September 1, 2017, which is the same date as the Company's other mid-cycle RSU grants, with the same terms.

The Company issued a press release announcing the appointment of Mr. Stellato, which is attached as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Xylem Inc. on August 16, 2017.
99.2	Press Release issued by Xylem Inc. on August 18, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.
Date: August 18, 2017	By:	/s/ E. Mark Rajkowski
E. Mark Rajkowski
SVP, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Xylem Inc. on August 16, 2017.
99.2	Press Release issued by Xylem Inc. on August 18, 2017.